UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06525

CALVERT MUNICIPAL FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2008

Item 1. Report to Stockholders.


Calvert
Investments that make a difference®

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December 31, 2008

Annual Report

Calvert Municipal Fund, Inc.

  National Municipal
  Intermediate Fund

Calvert
Investments that make a difference

Calvert Municipal Fund, Inc.

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
8

Report of Independent Registered Public Accounting Firm
10

Statement of Net Assets
11

Statement of Operations
15

Statements of Changes in Net Assets
16

Notes to Financial Statements
17

Financial Highlights
23

Explanation of Financial Tables
25

Proxy Voting and Availability of Quarterly Portfolio Holdings
27

Basis for Board's Approval of Investment Advisory Contract
27

Director and Officer Information Table
30

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Dear Shareholder:

In my letter of June 2008, I described the first six months of the year as a period of "unprecedented turmoil in the financial markets." It is difficult to come up with stronger language to describe the cascading series of failures and bailouts of major financial institutions that unfolded in the second half of the year. Investors were challenged by an unprecedented confluence of factors: the subprime mortgage crisis, slowing economic growth worldwide, a steep decline in home values, and restricted access to credit for consumers and businesses. The demise of century-old financial firms, a government bailout of financial institutions, and a recession that spread around the world contributed to one of the most volatile markets on record.

Against this backdrop, Calvert's money market funds and tax-free bond funds were not immune to the credit market turmoil, but our intensive credit research and relative-value analysis helped us moderate any declines in the fixed-income portfolios that we manage. In particular, our money market funds avoided the headline-making defaults that plagued some non-Calvert money market funds in 2008.

Markets Under Pressure

The subprime mortgage crisis, which was well underway in late 2007 as the markets began to reassess the value of taking on additional investment risk, was the trigger for 2008's unprecedented market volatility. After the fire sale of investment bank Bear Stearns in March, investors were hopeful the markets would stabilize. With the failure of brokerage firm Lehman Brothers in September, however, fear spread throughout the economy as both overly leveraged consumers and high-profile financial institutions began to unravel.

The U.S. Treasury Department and the Federal Reserve took measures to pump liquidity into the banking system, and Congress eventually passed a major bailout bill designed to buy illiquid assets from banks and to buy equity stakes in major financial institutions, including Fannie Mae and Freddie Mac. By year-end, the U.S. was officially in a recession, the three major U.S. automakers were on the verge of bankruptcy, and the Fed dropped short-term rates toward zero. The effect was dizzying for the markets and investors.

As the financial crisis accelerated in 2008, investors increasingly dumped riskier assets, including corporate bonds, for the perceived safety of Treasury bills, money market funds, and government-related paper. As a result, short-term U.S. Treasuries skyrocketed in value. This flight to quality pushed Treasury prices up, compressing Treasury yields to historic lows (higher prices result in lower yields) and causing the yield curve to steepen. In addition, the yield spread on corporate bonds--the difference in yield between corporate and Treasury bonds of comparable maturities--reached historically high levels toward the end of 2008.

In the municipal market, worries grew over the credit quality of state and local governments, dampening demand in the sector. Investors chose the safe haven of U.S. government securities, even though they were paid little to nothing to invest as Treasury bill rates moved toward zero.

Cautious Optimism Amid the Storm

Although the credit markets are still under fire, there are reasons for cautious optimism in 2009. While investor fear may be playing a big role in the contraction of the securities markets, government intervention has been huge and unprecedented. The Fed took a number of measures to reassure investors. In October 2008, President Bush signed the Emergency Economic Stabilization Act to recapitalize weakened financial institutions. And in November, the Fed committed to buying at least $600 billion of bad debt from Fannie Mae and Freddie Mac. Other Fed actions--such as lowering the short-term fed funds rate to close to zero percent--are designed to stimulate liquidity in the markets. And President Barack Obama has promised swift, trenchant action on an economic stimulus package of upwards of $750 billion.

Confidence in Calvert Funds

While we have worked to minimize the impact on our shareholders during one of the most turbulent periods in the fixed-income market's history, we recognize that this period of declining asset values in virtually all corners of the financial markets has created great stress for investors. As we move through the recession, with the potential for default rates still high, credit research and security selection will continue to be of paramount importance. In this challenging environment, Calvert will draw on our 30 years of fixed-income experience. Our fixed-income portfolio management team will continue to follow its time-tested strategy that seeks to optimize duration, yield-curve positioning, sector allocation, and credit quality analysis in selecting securities for our portfolios. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given shift in interest rates.)

In volatile times like these, it's essential to meet periodically with your financial advisor to review your overall portfolio holdings and performance, asset allocation, and short- and long-term financial goals. We also encourage you to visit our website for updates and commentary on economic and market developments from Calvert professionals. We are committed to continuing our efforts to identify opportunities that emerge in the fixed-income markets while we seek to meet our investors' long-term goals for stability and income.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2009

Calvert National Municipal Intermediate Fund

Performance

For the one-year period ended December 31, 2008, Calvert National Municipal Intermediate Fund Class A shares (at NAV) returned -1.48%. The benchmark Barclays Capital Municipal 7-Year Bond Index1 returned 4.59% and the Lipper Intermediate Municipal Debt Funds Average returned -1.79% for the same period. Relative underperformance versus the index was primarily due to the Fund's allocation to bonds with maturities greater than eight years.

Investment Climate

Last year was one of the most memorable and difficult in the history of the U.S. credit market. Turmoil that began with subprime mortgages spread to the top of the credit quality ladder. Major losses by financial institutions froze the markets for municipal bonds, commercial paper, corporate debt, and government agency securities and even crippled bond insurers.

But the events of the second half of 2008 changed the financial landscape forever. Major U.S. investment banks became extinct in a matter of days as former financial behemoths were sold, rescued by the federal government, converted into bank holding companies, or failed. The collapse of Lehman Brothers in particular led one large non-Calvert money market fund to "break the buck" (its share price fell below one dollar).

Throughout the year, the Federal Reserve (Fed) intervened to thaw frozen money markets and combat the liquidity crunch--growing its assets by $1.3 trillion and pushing the target federal funds rate down to near zero percent. The U.S. Treasury introduced money market fund insurance and issued special Treasury bills to increase the Fed's assets. But despite all efforts, the economy sank into a recession and policymakers remain concerned about risk of prolonged recession and deflation in 2009.

Comparative Investment Performance (Total Return at NAV)
(as of 12.31.08)
	National	Lipper	Barclays
	Municipal	Intermediate	Capital Municipal
	Intermediate	Muni. Debt	7-Year Bond
	Fund	Funds Avg.	Index **
1 year	(1.48%)	(1.79%)	4.59%
5 year*	1.59%	1.85%	3.69%
10 year*	3.30%	3.35%	4.80%

Total return at NAV does not reflect the deduction of the Fund's 2.75% front-end sales charge.

* Average annual return

** Source: Lipper Analytical Services, Inc. Unlike a fund, the index does not incur expenses and is not available for investment.
Fund Information primary investments intermediate tax-exempt bonds NASDAQ symbol CINMX CUSIP number 131616-20-3

In October, President Bush signed the Emergency Economic Stabilization Act to recapitalize weakened financial institutions. In November, the Fed committed to buying at least $600 billion of bad mortgage-backed debt from two government-sponsored mortgage agencies.

Overall, the yield on the 10-year Treasury note fell 1.79 percentage points to 2.25%2 in 2008. The rush to safety caused the three-month Treasury bill yield to plunge 3.36 percentage points to 0.11%--the lowest level since the beginning of World War II. Inflation, as represented by the consumer price index, rose at a 1.1% annualized pace3 and the economy is expected to post flat growth for all of 2008.4

Portfolio Strategy

The unprecedented market events of 2008 led to extreme levels of volatility in the municipal bond market. The ongoing credit crunch, ratings downgrades for monoline bond insurers, the exits of numerous major municipal bond dealers, and redemption-induced forced selling of bonds all weighed heavily on the municipal market. For quite some time, we anticipated that the spread between yields on high-quality and low-quality bonds would widen since

Portfolio
Statistics
weighted average maturity
12.31.08	9 years
12.31.07	8 years

effective duration
12.31.08	3.94 years
12.31.07	4.78 years

monthly dividend yield
12.31.08	3.17%
12.31.07	3.37%

SEC yield
12.31.08	3.58%
12.31.07	3.05%

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 2.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

*Source: Lipper Analytical Services, Inc.
average annual total return as of 12.31.08
1 year	(4.20%)
5 year	1.03%
10 year	3.01%

investors were not being adequately compensated for taking on credit risk. Therefore, we had been gravitating toward higher-quality securities such as tax-supported general obligation debt and pre-refunded bonds (municipal bonds backed by various U.S. government securities). However, we did not anticipate the severity and speed of the yield spread widening. The yield spread on 30-year BBB rated municipal bonds versus AAA rated municipals widened from approximately 0.80 percentage points to over 2.50 percentage points during the year.

The yield curve steepened, with three-year rates declining approximately one percentage point and 30-year rates rising more than 0.80 percentage points. Municipal rates as a percentage of Treasury yields rose to unprecedented levels. In December, yields of two-year and 30-year AAA general obligation bonds were 300% and 200%, respectively, of Treasuries with similar maturities. For perspective, tax-exempt municipals have historically been considered attractively priced when yields approached those of Treasuries.

Positive contributors to performance included short-term securities with maturities between one and seven years, some higher-coupon bonds, and pre-refunded bonds. High-quality higher education bonds and utility bonds also helped. However, long-term securities with maturities exceeding eight years, lower-quality investment grade bonds, multi-family housing bonds, and Treasury futures (used to limit exposure to changes in interest rates) had a negative impact on the Portfolio.

Economic Sectors	(% of Total Investments)
Airport	1.0%
Education	5.6%
Electric	3.9%
Higher Education	6.2%
Hospital	13.6%
Industrial Development Revenue/Pollution Control Revenue	15.7%
Lease/Certificate of Participation	0.5%
Local General Obligation	6.9%
Multifamily Housing	3.0%
Other Revenue	3.1%
Other Transportation	7.5%
Prerefunded/Escrow to Maturity	16.7%
Resource Recovery	5.4%
Special Tax	2.4%
Water & Sewer	8.5%
Total	100%

Outlook

The federal government will be center stage in 2009 as it tries to kick-start the economy with a fiscal stimulus package of at least $750 billion. We expect the credit markets to slowly recover over the next 12 months, but they remain dependent on some government support due to low consumer spending and business confidence. Banks that must rebuild capital will continue to restrict lending, so the credit crunch may last throughout 2009.

We expect the economy to contract for much of the year and the federal funds rate to remain near zero percent. At this point, we are not concerned about inflation, but we will be on alert if the economy recovers faster than expected. As we emerge from the turmoil of 2008, we believe tax-exempt municipal bonds offer a bright spot for investors, offering historically attractive yields compared to taxable government bonds.

One upshot of volatile markets is that we can selectively add attractively priced long-term holdings to the portfolio. Municipal supply is expected to be high in 2009 since many issuers deferred deals they had planned for 2008, so we expect to see plenty of opportunities in the year ahead.

January 2009

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2008, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. Formerly known as the Lehman Municipal 7-Year Bond Index

2. Source for all interest rates: Federal Reserve

3. Source: Bureau of Labor Statistics consumer price index (CPI-U) for November 2008

4. Source: Commerce Dept. and Wall Street Journal December 2008 Survey of Professional Forecasters

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$980.40	$5.00
Hypothetical	$1,000.00	$1,020.08	$5.10
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.01% multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors and
Shareholders of National Municipal Intermediate Fund:

We have audited the accompanying statement of net assets of the National Municipal Intermediate Fund (the Fund), the sole series of Calvert Municipal Fund, Inc., as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the National Municipal Intermediate Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, Pennsylvania
February 20, 2009

Statement of Net Assets
December 31, 2008
	Principal
Municipal Obligations - 100.6%	Amount	Value
Alabama - 7.0%
Mobile Alabama Industrial Development Board Pollution Control Revenue
Bonds, 4.75%, 6/1/34 (mandatory put, 3/19/12 @ 100) (r)	$1,000,000	$989,870
Montgomery Alabama BMC Special Care Facilities Financing Authority
Revenue Bonds, 5.00%, 11/15/10 (escrowed to maturity)	2,000,000	2,131,260
		3,121,130
Arkansas - 2.0%
Greene County Arkansas Sales and Use Tax Revenue Bonds, 4.75%, 6/1/11	890,000	906,296

Colorado - 3.1%
Colorado State Educational & Cultural Facilities Authority Revenue Bonds,
5.375%, 7/1/20 (prerefunded 7/1/12 @ 100)	1,230,000	1,372,741

Connecticut - 5.2%
Connecticut State Health & Educational Facility Authority Revenue Bonds:
4.85%, 7/1/37	1,360,000	1,318,343
5.05%, 7/1/42	1,000,000	995,190
		2,313,533

Florida - 11.2%
Florida State Board of Education Lottery Revenue Bonds, 5.25%,
7/1/20	1,500,000	1,526,130
Florida State University Athletic Association, Inc. Revenue Bonds,
3.75%, 10/1/27 (mandatory put, 10/1/11 @ 100) (r)	465,000	469,892
Miami-Dade County Florida Professional Sports Franchise Facilities,
Tax Revenue Bonds, 5.25%, 10/1/30 (escrowed to maturity)	1,000,000	1,057,470
Port St. Lucie Florida Community Redevelopment Agency Revenue
Bonds, 5.00%, 1/1/20	1,000,000	1,013,160
Port St. Lucie Florida Special Assessment Bonds, 4.00%, 7/1/14	1,000,000	935,950
		5,002,602

Illinois - 1.8%
Markham Illinois GO Bonds, 6.00%, 2/1/25	1,000,000	808,340

Kentucky - 2.0%
Kentucky Housing Corp. MFH Revenue Bonds, 5.00%, 6/1/35
(mandatory put, 6/1/23 @ 100) (r)	1,000,000	891,920

Louisiana - 3.5%
Louisiana State Public Facilities Authority Revenue Bonds, 5.25%, 11/1/17	500,000	474,795
New Orleans Louisiana Audubon Commission GO Bonds, 5.00%,
10/1/13	1,000,000	1,082,130
		1,556,925

Maryland - 0.4%
Cecil County Maryland Health Department COPs, 3.907%,
7/1/14 (r)	245,000	199,489

	Principal
Municipal Obligations - Cont'd	Amount	Value
Massachusetts - 2.2%
Massachusetts State Health & Educational Facilities Authority Revenue,
5.00%, 7/15/35	$1,000,000	$995,610

Mississippi - 2.3%
Mississippi State Development Bank SO Revenue Bonds, 5.00%, 1/1/18	1,000,000	1,034,540

Missouri - 1.0%
St. Louis Missouri Airport Revenue Bonds, 5.50%, 7/1/10	465,000	466,730

New Jersey - 7.3%
Essex County New Jersey Improvement Authority Revenue Bonds,
5.25%, 12/15/21	1,000,000	1,069,350
New Jersey State Transportation Trust Fund Authority Revenue Bonds:
6.50%, 6/15/11 (Series B)	1,255,000	1,360,445
6.50%, 6/15/11 (Series B, escrowed to maturity)	745,000	834,221
		3,264,016

New York - 2.5%
New York State Local Government Assistance Corp. Revenue Bonds,
6.00%, 4/1/14	1,000,000	1,092,680

Ohio - 1.0%
Ohio State HFA MFH Revenue Bonds, 4.90%, 6/20/48	640,000	452,736

Oklahoma - 4.8%
Citizen Potawatomi Nation Revenue Bonds, 5.75%, 9/1/11	2,205,000	2,129,964

Pennsylvania - 5.5%
Ridley Park Pennsylvania Hospital Authority Revenue Bonds, 6.00%,
12/1/13 (escrowed to maturity)	680,000	742,580
South Wayne County Pennsylvania Water and Sewer Authority Revenue Bonds:
5.95%, 10/15/10	670,000	677,035
5.95%, 10/15/11	730,000	738,147
5.95%, 10/15/12	285,000	287,283
		2,445,045

Puerto Rico - 2.2%
Puerto Rico Commonwealth Highway and Transportation Authority
Revenue Bonds, 6.25%, 7/1/13	1,000,000	985,610

South Carolina - 5.4%
Charleston County South Carolina Resource Recovery Revenue Bonds,
5.25%, 1/1/10	2,415,000	2,418,478

Tennessee - 2.8%
Knox County Tennessee Health Educational & Housing Facilities Board
Revenue Bonds, 7.25%, 1/1/09	1,250,000	1,250,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Texas - 17.0%
Amarillo Texas Health Facilities Corp. Revenue Bonds, 5.50%, 1/1/12	$2,710,000	$2,823,061
Garland Texas GO Bonds, 5.25%, 2/15/20	1,000,000	1,047,160
Houston Texas Hotel Occupancy Tax and Special Revenue Bonds,
5.75%, 9/1/12	2,100,000	2,188,179
Houston Texas Water and Sewer System Revenue Bonds, 5.50%,
12/1/29 (escrowed to maturity)	1,250,000	1,382,775
Longview Texas Independent School District GO, Zero Coupon,
2/15/18	250,000	167,390
		7,608,565

Vermont - 4.5%
Vermont State Educational & Health Buildings Financing Agency
Revenue VRDN, 4.25%, 6/1/22 (r)	2,000,000	2,000,000

Virginia - 5.5%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17 (r)	750,000	715,725
Louisa Virginia IDA Solid Waste & Sewage Disposal Revenue Bonds,
4.35%, 3/1/31 (mandatory put, 3/1/10 @ 100) (r)	1,725,000	1,734,781
		2,450,506

West Virginia - 0.4%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)*	992,500	164,884

TOTAL INVESTMENTS (Cost $46,014,307) - 100.6%		44,932,340
Other assets and liabilities, net - (0.6%)		(247,956)
Net Assets - 100%		$44,684,384

Net Assets Consist of:
Paid-in capital applicable to 4,462,984 shares of
common stock outstanding; $0.01 par value,
250,000,000 shares authorized		$46,630,123
Undistributed net investment income		8,619
Accumulated net realized gain (loss) on investments		(800,173)
Net unrealized appreciation (depreciation) on investments		(1,154,185)

Net Assets		$44,684,384

Net Asset Value Per Share		$10.01

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Sold:
30 Year U.S. Treasury Bonds	20	3/09	$2,760,938	($72,218)

* Non-income producing security.

(g) Security is currently in default for interest. Effective October 2006, this security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
IDA: Industrial Development Authority
HFA: Housing Finance Authority
MFH: Multi-Family Housing
SO: Special Obligation
VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Operations
Year Ended December 31, 2008

Net Investment Income
Investment Income:
Interest income	$2,354,606

Expenses:
Investment advisory fee	305,775
Transfer agency fees and expenses	72,343
Accounting fees	8,082
Directors' fees and expenses	1,924
Administrative fees	50,962
Custodian fees	15,613
Registration fees	23,388
Reports to shareholders	8,918
Professional fees	20,255
Miscellaneous	7,828
Total expenses	515,088
Fees paid indirectly	(1,969)
Net expenses	513,119

Net Investment Income	1,841,487

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(469,299)
Futures	(343,474)
(812,773)

Change in unrealized appreciation (depreciation) on:
Investments	(1,607,798)
Futures	(83,148)
(1,690,946)

Net Realized and Unrealized Gain (Loss)	(2,503,719)

Increase (Decrease) in Net Assets
Resulting from Operations	($662,232)

See notes to financial statements.

Statements of Changes in Net Assets
	Year ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$1,841,487	$2,031,308
Net realized gain (loss)	(812,773)	83,523
Change in unrealized appreciation or (depreciation)	(1,690,946)	(690,785)

Increase (Decrease) in Net Assets
Resulting from Operations	(662,232)	1,424,046

Distributions to shareholders from:
Net investment income	(1,838,748)	(2,126,393)
Net realized gain	(50,670)	(3,017)
Total distributions	(1,889,418)	(2,129,410)

Capital share transactions:
Shares sold	5,106,844	6,919,479
Reinvestment of distributions	1,575,356	1,700,667
Redemption fees	878	16
Shares redeemed	(14,700,269)	(19,488,937)
Total capital share transactions	(8,017,191)	(10,868,775)

Total Increase (Decrease) in Net Assets	(10,568,841)	(11,574,139)

Net Assets
Beginning of year	55,253,225	66,827,364
End of year (including undistributed net investment income of $8,169 and $29,620, respectively)	$44,684,384	$55,253,225

Capital Share Activity
Shares sold	492,123	654,712
Reinvestment of distributions	152,653	161,538
Shares redeemed	(1,420,404)	(1,853,690)
Total capital share activity	(775,628)	(1,037,440)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The National Municipal Intermediate Fund (the "Fund"), the sole series of Calvert Municipal Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. Class A shares are sold with a maximum front-end sales charge of 2.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2008:

	Investments	Other
Valuation Inputs	in Securities	Financial Instruments*
Level 1 - Quoted Prices	--	($72,218)
Level 2 - Other Significant Observable Inputs	$44,932,340	--
Level 3 - Significant Unobservable Inputs	--	--
Total	$44,932,340	($72,218)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.

Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes to Statement of Net Assets on page 14.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service will agree with this opinion. In the event the Internal Revenue Service determines the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets of the Fund: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $22,812 was payable at year end. In addition, $12,812 was payable at year end for operating expenses paid by the Advisor during December 2008.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of the Fund. Under the terms of the agreement, $3,802 was payable at year end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25% annually of the Fund's average daily net assets of Class A. The Distributor currently does not charge any Distribution Plan expenses. For the year ended December 31, 2008, CDI received $6,103 as its portion of commissions charged on sales of the Fund's Class A shares.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $8,791 for the year ended December 31, 2008. Under the terms of the agreement, $722 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $19,321,712 and $26,631,743, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $46,013,315. Net unrealized depreciation aggregated $1,080,975, of which $916,810 related to appreciated securities and $1,997,785 related to depreciated securities.

Net capital loss carryforwards for federal income tax purposes of $406,530 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2016.

The Fund intends to elect to defer net capital losses of $465,861 incurred from November 1, 2008 through December 31, 2008 and treat them as arising in the calendar year ending December 31, 2009.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Tax-exempt income	$1,838,653	$2,119,917
Ordinary income	22,569	6,476
Long-term capital gain	28,196	3,017
Total	$1,889,418	$2,129,410

As of December 31, 2008, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$7,627
Capital loss carryforward	(406,530)
Unrealized appreciation (depreciation)	(1,080,975)
Total	($1,479,878)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to market discounts, Section 1256 contracts, and the deferral of post-October losses.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification is market discount recognized on the sale of debt instruments and prior year litigation settlements.

Undistributed net investment income	($23,740)
Accumulated net realized gain (loss)	23,740

The Fund may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2008, such purchases and sales transactions were $12,900,000 and $14,949,070, respectively. The sales transactions resulted in a net realized gain of $27,033.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2008. For the year ended December 31, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$139,013	1.89%	$1,379,770	November 2008

Tax Information (Unaudited)

National designates $28,196 as capital gain dividends for the calendar year ended December 31, 2008.

National designates $1,838,653 as exempt-interest dividends for the calendar year ended December 31, 2008.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2008	2007	2006
Net asset value, beginning	$10.55	$10.65	$10.70
Income from investment operations
Net investment income	.38	.36	.38
Net realized and unrealized gain (loss)	(.53)	(.09)	(.06)
Total from investment operations	(.15)	.27	.32
Distributions from
Net investment income	(.38)	(.37)	(.37)
Net realized gain	(.01)	**	--
Total distributions	(.39)	(.37)	(.37)
Total increase (decrease) in net asset value	(.54)	(.10)	(.05)
Net asset value, ending	$10.01	$10.55	$10.65

Total return *	(1.48%)	2.61%	3.07%
Ratios to average net assets: A
Net investment income	3.61%	3.35%	3.51%
Total expenses	1.01%	.98%	.93%
Expenses before offsets	1.01%	.98%	.87%
Net expenses	1.01%	.97%	.86%#
Portfolio turnover	39%	64%	51%
Net assets, ending (in thousands)	$44,684	$55,253	$66,827

	Years Ended
	December 31,	December 31,
Class A Shares	2005	2004
Net asset value, beginning	$10.95	$11.11
Income from investment operations
Net investment income	.37	.37
Net realized and unrealized gain (loss)	(.16)	(.16)
Total from investment operations	.21	.21
Distributions from
Net investment income	(.37)	(.37)
Net realized gain	(.09)	**
Total distributions	(.46)	(.37)
Total increase (decrease) in net asset value	(.25)	(.16)
Net asset value, ending	$10.70	$10.95

Total return *	1.87%	1.94%
Ratios to average net assets: A
Net investment income	3.40%	3.37%
Total expenses	.95%	.94%
Expenses before offsets	.94%	.93%
Net expenses	.93%	.93%
Portfolio turnover	92%	40%
Net assets, ending (in thousands)	$74,510	$80,244

See notes to financial highlights.

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*     Total return does not reflect the deduction of Class A front end sales charge and is not annualized for periods less than one year.

**     Distribution was less than $.01 per share.

#     Net expenses would have been .92% absent the non-recurring fee waiver by the Fund's third party service provider.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 3, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Calvert Municipal Fund, Inc. and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund's performance was above the median of its peer group for the one-year period ended June 30, 2008, at the median of its peer group for the three-year period ended June 30, 2008, and below the median of its peer group for the five-year period ended June 30, 2008. The data also indicated that the Fund outperformed its Lipper index for the one-year period ended June 30, 2008, and underperformed its Lipper index for the three- and five-year periods ended June 30, 2008. The Board noted the Fund's improved performance. The Board noted management's continued monitoring of the Fund's performance. Based upon its review, the Board concluded that the Fund's performance is being addressed.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee and total expenses were above the median of its peer group. The Board also took into account management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a Fund-by-Fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board noted that the Fund's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Fund's assets increased. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is being addressed; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	30
DOUGLAS E. FELDMAN, M.D. AGE: 60	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	13
JOHN G. GUFFEY, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	30	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 63	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 71	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	41	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 56	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	13	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 60	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	30	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004	Vice President of Calvert Asset Management Company, Inc .
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Municipal Fund, Inc.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Group's

Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/07
	$	%*	$	% *

(a) Audit Fees	$16,500	0%	$15,950	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$2,997	0%	$2,887	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$19,497	0%	$18,837	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

	Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/07
	$	%*	$	% *

(a) Audit Fees	$25,500	0%*	$5,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MUNICIPAL FUND, INC.

By: _/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

_/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: February 26, 2009

_/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: February 26, 2009